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                       MANAGEMENT AGREEMENT

AGREEMENT dated for reference the 1st day of April, 1999.


BETWEEN:	WFC MANAGEMENT CORPORATION, a company incorporated
            under the laws of British Columbia

            (hereinafter called "WFC")

                                                OF THE FIRST PART

AND:	      ADVENTURE MINERALS INC., a company incorporated
            under the laws of  the State of Nevada

            (hereinafter called "Adventure")

                                               OF THE SECOND PART


WHEREAS WFC has business and management expertise and maintains an office with reception services, secretarial services and office administration services, including telephone and computer services;

AND WHEREAS Adventure requires management services, reception services, secretarial services, office administration services, including telephone and computer services, and wishes WFC to provide same to Adventure;

NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree as follows:

1. 	WFC hereby agrees to provide the management services of
Grayson Hand as President of the Adventure to carry out management and direction of the business of the Company, including managing and supervising any mineral exploration activities carried out by Adventure.

2.	WFC hereby agrees to provide reception services,
secretarial services and office administration services, including telephone and computer services, to Adventure.

3.	In consideration of WFC providing all the above mentioned
services to Adventure, Adventure agrees to pay to WFC, $750.00 U.S. per month payable on the 1st day of each month.

4.	In addition to the above expense stated above, Adventure
agrees to reimburse WFC for any expenses directly attributable to performing its obligations to Adventure pursuant to this Agreement.

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5.	Adventure shall pay any directly attributable expenses on
receipt of an invoice from WFC.

6.	This Agreement shall be for a term of one year commencing
April 1, 1999 and ending March 31, 2000.

7.	No amendment or termination of this Agreement shall be
valid unless it is in writing and executed by both parties.

8.	Time shall be of the essence of this Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


WFC MANAGEMENT CORPORATION
by its authorized signatory

\s\ Grayson Hand
---------------------------------
Signature of Authorized Signatory

President
---------------------------------
Name of Authorized Signatory


ADVENTURE MINERALS INC.
by its authorized signatory

\s\ Grayson Hand
---------------------------------
Signature of Authorized Signatory

President
----------------------------------
Name of Authorized Signatory